UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  September 19, 2002

(Date of earliest event reported)

HUFFY CORPORATION

(Exact name of Registrant as specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	1-5325 (Commission File No.)	31-0326270 (IRS Employer Identification Number)

225 Byers Road, Miamisburg, Ohio	45342-3657
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 865-5431

N/A

(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

On September 19, 2002, we completed our acquisition of Gen-X Sports.  The total consideration we paid in this acquisition was $19,000,000 cash plus up to 5,000,000 shares of our common stock.  In addition, the acquired companies immediately redeemed $4,970,000 of preferred stock and refinanced their existing bank debt, all as described below.

Because Gen-X Sports was organized as two separate entities, one U.S.-based and the other Canadian, having common ownership, this acquisition consisted of two separate but simultaneous transactions.  Our acquisition of the U.S. Gen-X entity, Gen-X Sports Inc., a Delaware corporation (“Gen-X Delaware”), was structured as a tax-free merger pursuant to the Agreement and Plan of Merger dated as of June 5, 2002 and amended as of July 1, 2002 and July 25, 2002 (the “Merger Agreement”), by and among Huffy Corporation, an Ohio corporation (“Huffy”), HSGC, Inc., a Delaware corporation and a wholly-owned subsidiary of Huffy (“MergerSub”), and Gen-X Delaware.  Pursuant to the Merger Agreement, Gen-X Delaware merged with and into MergerSub (the “Merger”).  Only MergerSub exists after the Merger and continues as a 100% owned subsidiary of Huffy.  Immediately after the effective time of the Merger, the name of MergerSub was changed to Gen-X Sports Inc.  As a result of the Merger, we paid total Merger consideration of $5,556,914 cash plus up to 5,000,000 shares of our common stock.  This total consideration was payable, subject to certain adjustment and holdback provisions, to the holders of common stock of Gen-X Delaware, series B junior participating preferred stock of Gen-X Delaware and series C non-voting preferred stock of Gen-X Delaware, as well as to the holders of outstanding Gen-X Delaware stock options, on a pro rata basis.

The total stock consideration is subject to a maximum potential reduction of 838,710 shares of Huffy Common Stock which was not distributed at closing and will serve as a reserve for two types of potential adjustments, the first of which is based upon the actual 2002 financial performance of Gen-X Delaware which was not known at the time of closing, and the second of which is based upon any breaches by Gen-X Delaware of its representations and warranties in the Merger Agreement.

In addition to the Merger consideration described above, we redeemed all outstanding shares of Gen-X Delaware series A 7% redeemable preferred stock for aggregate consideration of $2,970,000.

The Merger consideration was set forth in the Merger Agreement and was determined by arms’ length negotiations between Huffy and Gen-X Delaware.

The issuance of Huffy Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to Huffy’s registration statement on From S-4 (File No. 333-92030), as amended (the “Registration Statement”), filed with the Securities and Exchange Commission.  The Registration Statement was declared effective on July 31, 2002 and contains additional information about this transaction.

Huffy Common Stock is listed on the New York Stock Exchange (the “NYSE”) and trades under the ticker symbol “HUF.”

Simultaneous with the Merger, pursuant to the Share Purchase Agreement dated June 5, 2002 and amended as of July 25, 2002 (the “Purchase Agreement”), by and among Huffy, HSGC Canada Inc., a New Brunswick corporation and wholly-owned subsidiary of Huffy (“HSGC Canada”), Gen-X Sports, Inc., an Ontario corporation having substantially the same owners as Gen-X Sports (“Gen-X Ontario”), DMJ Financial, Inc., a Barbados corporation, K&J Financial, Inc., a Barbados corporation, DLS Financial, Inc., a Barbados corporation, Kenneth Finkelstein Family Trust, James Salter Family Trust, Osgoode Financial Inc., an Ontario corporation, James Salter, Kenneth Finkelstein and all other Gen-X Ontario Shareholders (as defined in the Purchase Agreement), HSGC Canada, our Canadian acquisition subsidiary, purchased the outstanding capital stock of Gen-X Ontario (the “Share Purchase”).  Immediately after the effective time of the Share Purchase, the name of HSGC Canada was changed to Gen-X Sports Canada, Inc.  Gen-X Sports Canada, Inc. continues as a 100% owned subsidiary of Huffy.  As a result of the Share Purchase, Huffy paid aggregate consideration of $13,443,086 to the holders of common stock of Gen-X Ontario.  In addition, we purchased all of the outstanding Gen-X Ontario class A redeemable preference shares for aggregate consideration of $2,000,000.

The purchase consideration for the Share Purchase was set forth in the Purchase Agreement and was determined by arms’ length negotiations between Huffy and Gen-X Ontario.

Simultaneous with the consummation of the Merger and Share Purchase, Gen-X Delaware’s and Gen-X Ontario’s existing bank debt with HSBC Bank was refinanced with Huffy’s primary lender, Congress Financial Corporation (Central), Agent, with Congress acting as the agent for itself and certain other lenders.  The cash portion of the Merger consideration, the Share Purchase consideration, the preferred stock redemptions, and the debt refinancing were funded by a combination of Huffy’s cash on hand and the Congress credit facility.  The total amount of new indebtedness incurred as a result of these transactions as of the closing date was approximately $41,500,000.

Huffy is engaged in the design, manufacture and sale of wheeled products and basketball backboards and accessories and the assembly and repair of a variety of wheeled and other products and merchandising services to retail customers.  Gen-X Delaware is a designer, marketer and distributor of branded sports equipment, including action sports products, winter sports products and golf products, and is a purchaser and reseller of sporting goods and athletic footwear inventories.  Gen-X Ontario is in the same business as Gen-X Delaware.  Huffy currently intends to continue the business activities of Gen-X Delaware and Gen-X Ontario.  There were no material relationships between Huffy and Gen-X Delaware or Gen-X Ontario prior to the closing of the Merger and Share Purchase.

For a more complete description of the Merger and Share Purchase, we have attached the Merger Agreement and Purchase Agreement as exhibits.

Item 7.  Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The unaudited combined financial statements of Gen-X Sports Inc. and Gen-X Sports, Inc. are incorporated herein by reference to Huffy Corporation’s Registration Statement on Form S-4 filed on July 5, 2002 and amended on July 29, 2002, File No.  333-92030, for the year ended December 31, 2000.  Audited financial statements for such period required by Item 7(a) are not included in this report.  We expect to file audited combined financial statements for this period within the 60 day period provided by Item 7(a)(4).

The combined financial statements of Gen-X Sports Inc. and Gen-X Sports, Inc. for the year ended December 31, 2001 and for the period from May 26, 2000 to December 31, 2000 are incorporated herein by reference to Huffy Corporation’s Registration Statement on Form S-4 filed on July 5, 2002 and amended on July 29, 2002, File No.  333-92030.  Such financial statements have been audited by Arthur Andersen LLP, independent auditors.  Representatives for Arthur Andersen LLP are not available to provide the consent required for the inclusion of their reports on the financial statements of Gen-X Sports Inc. and Gen-X Sports, Inc. incorporated in this Form 8-K and we have dispensed with the requirement to file their consent in reliance upon Rule 437a of the Securities Act of 1933.  Because Arthur Andersen LLP has not consented to the inclusion of their reports in this Form 8-K, it will not be possible to recover against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 for any untrue statements of a material fact contained in the financial statements audited by Arthur Andersen LLP that are included in this Form 8-K or any omissions to state a material fact required to be state therein.

The financial statements for the period of January 1, 2002 to September 30, 2002 are not included in this report.  We expect to file audited financial statements of Huffy Corporation, including Gen-X Sports Inc. and Gen-X Sports, Inc., for the period of January 1, 2002 to September 30, 2002 within the 60 day period provided by Item 7(a)(4).

(b)  Pro forma financial information.

The required pro forma financial statements are incorporated herein by reference to Huffy Corporation’s Registration Statement on Form S-4 filed on July 5, 2002 and amended on July 29, 2002, File No. 333-92030.

(c)  Exhibits.

2.1(a)

Agreement and Plan of Merger, dated June 5, 2002 and amended as of July 1, 2002, by and among Huffy Corporation, HSGC, Inc. and Gen-X Sports Inc. (incorporated herein by reference to Exhibit 2.a to Huffy Corporation’s Registration Statement on Form S-4 filed on July 5, 2002 and amended on July 29, 2002, File No. 333-92030).

2.1(b)

Amendment No. 2 to the Agreement and Plan of Merger, dated July 25, 2002, by and among Huffy Corporation, HSGC, Inc. and Gen-X Sports Inc.

2.1(c)

Share Purchase Agreement, dated June 5, 2002, by and among Huffy Corporation, HSGC Canada Inc., Gen-X Sports, Inc., K&J Financial, Inc., DLS Financial, Inc., Kenneth Finkelstein Family Trust, James Salter Family Trust, James Salter, Kenneth Finkelstein and the Sellers (as defined in the Agreement) (incorporated herein by reference to Exhibit 2.b to Huffy’s Registration Statement on Form S-4 filed on July 5, 2002 and amended on July 29, 2002, File No. 333-92030).

2.1(d)

Amendment No. 1 to the Share Purchase Agreement, dated July 25, 2002, by and among Huffy Corporation, HSGC Canada Inc. and Kenneth Finkelstein, as Representative for and in the name of and on behalf of the Sellers (as defined in the Agreement).

2.1(e)  Second Amended and Restated Loan and Security Agreement, dated September 19, 2002, by and among Huffy Corporation and its subsidiaries, Gen-X Sports Inc. and its subsidiaries, Gen-X Sports, Inc. and its subsidiaries, Congress Financial Corporation (Central) and the Lenders (as defined in the Agreement).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant:

HUFFY CORPORATION

Date: October 4, 2002	/s/Robert W. Lafferty
By: Robert W. Lafferty Vice President - Finance Chief Financial Officer and Treasurer